UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2009

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 700 Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01                                             Other Events.

Submission of Matters to a Vote of Security Holders

                                                On June 3, 2009, Helicos BioSciences Corporation (“Helicos” or the “Company”) held its 2009 Annual Meeting of Stockholders.  Out of 64,655,624 shares of common stock entitled to vote at the annual meeting, 61,774,921 shares were present in person or represented by proxy.  The matters voted on and the results of the vote were as follows:

(a)                                  Peter Barrett, PhD, Robert F. Higgins and Theo Melas-Kyriazi were elected to continue to serve as the Company’s directors until the 2012 annual meeting of stockholders or until their successors are duly elected and qualified.  The results of the vote were as follows:

	For	Withheld
Peter Barrett, PhD	60,455,886	1,319,035
Robert F. Higgins	60,789,219	985,702
Theo Melas-Kyriazi	61,558,019	216,902

(b)                                 The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 was ratified.  The results of the vote were as follows:

For	Against	Abstain	Non-Votes
61,733,716	476	40,729	0

(c)                                  The removal of certain share issuance limitations in warrants to purchase common stock issued in December 2008 was approved.  The results of the vote were as follows:

For	Against	Abstain	Non-Votes
57,725,664	56,227	27,265	3,965,765

(d)                                 The amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio of (i) one-for-10, (ii) one-for-25 or (iii) any amount in between one-for-10 and one-for-25 and to authorize the Company’s Board of Directors to implement the reverse stock split at any time prior to the 2010 annual meeting of stockholders was approved.  The results of the vote were as follows:

For	Against	Abstain	Non-Votes
61,178,089	575,748	21,084	0

(e)                                  The amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 120,000,000 to 200,000,000 and authorize the Company’s Board of Directors to implement the increase in the number of authorized shares at any time prior to the 2010 annual meeting of stockholders if the reverse stock split is not implemented was approved.  The results of the vote were as follows:

For	Against	Abstain	Non-Votes
60,919,412	828,083	27,426	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Stephen P. Hall
Date: June 5, 2009	Name:	Stephen P. Hall
	Title:	Senior Vice President and Chief Financial
Officer

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